                                                                   Exhibit 10.13






                                       LEASE


                             dated as of July 24, 1998

                                      between

                   SOUTHERN CALIFORNIA SUNBELT DEVELOPERS, INC.,

                              as Landlord ("Landlord")

                                        and

                             GENESIS INTERMEDIA, INC.,
                            A FLORIDA CORPORATION; AND
                  GENESIS MEDIA GROUP, INC., A FLORIDA CORPORATION

                                as Tenant ("Tenant")


                              relating to premises at

                                     SUITE T-3

                       THE JOHN WAYNE EXECUTIVE GUILD CENTER

                                 3151 Airway Avenue
                            Costa Mesa, California 92626

                                   LEASE SUMMARY

This page is for the convenience of the parties and summarizes the principal terms of the lease. It does not alter or define any of the terms of this lease.

PROJECT: The project in which the Premises is located is THE JOHN WAYNE EXECUTIVE GUILD CENTER, located at 3151 Airway Avenue, Costa Mesa, California.

TENANT: The Tenant is GENESIS INTERMEDIA, a Florida corporation; and GENESIS MEDIA GROUP, INC. a Florida corporation.

TERM:               The term of the lease is two (2) year(s).

COMMENCEMENT
DATE:               This lease shall commence on August 1, 1998.

TERMINATION
DATE:               This lease shall terminate on July 31, 2000.

OPTION TO
EXTEND: Tenant shall have one (1) two (2) year option to renew this lease, conditioned upon providing Landlord with written notice to extend ninety (90) days prior but not greater than one hundred and eighty (180) days prior to the termination date of July 31, 2000. The rental rate for the additional two (2) years shall be as set forth below.

PREMISES:      The Premises consist of ground floor office space located within
               THE JOHN WAYNE EXECUTIVE GUILD, Building T and further referenced as "Suite T-3", and further outlined in Exhibit(s) to the lease.

               Net rentable area of the Premises: Approximately 2,503 rentable square feet.

BASE
YEAR RENT:     Effective Base Rental Rate for the twenty-four (24) month period of occupancy is approximately $1.97-1/2 per square foot.

               Year 1         $4,880.85 per month ($1.95 per sq. ft.)
               *Year 2        $5,006.00 per month ($2.00 per sq. ft.)

               SUBJECT TO OPTION:

               *Year 3        $5,256.30 per month ($2.10 per sq. ft.)
               *Year 4        $5,506.60 per month ($2.20 per sq. ft.)

*Following the first anniversary, and each subsequent anniversary of the commencement date of this lease, Tenant's Base Rent will be further increased based upon the increase, if any, in the Consumer Price Index for the Greater Los Angeles, Anaheim, Riverside (California) areas in an amount not to exceed five percent (5%) per annum nor less than one percent (1%) per annum.

OPERATING EXPENSES:      Base Year Start Date:    8-1-98 to 7-31-99.

Following the first anniversary, and each subsequent anniversary of the commencement date of this lease, Tenant shall pay, each month, as Additional Rent, at the same time as the Base Rent, Tenant's pro rata share of annual Operating Expenses in excess of the Operating Expenses derived from the Base Year Expenses. Landlord and Tenant agree that Tenant's pro rata share is a fraction, the numerator of which is the number of rental square feet of the Premises, and the denominator of which is the total rentable square feet contained in the Project. Tenant's share is approximately 2.38% percent of the rentable square footage of the total Project and shall be for an amount not to exceed two and one-half percent (2-1/2% per annum nor less than one-half of one percent (1/2 %) per annum, times the then current Rent amount.

SECURITY DEPOSIT:        $6,000.00

TENANT IMPROVEMENTS:     See Exhibit "E"

                                  TABLE OF CONTENTS

1.   TERM/PREMISES/USE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

     1.1  LEASING CLAUSE AND PREMISES. . . . . . . . . . . . . . . . . . . . . 1
     1.2  TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.3  USE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.   RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

     2.1  BASE RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.2  INITIAL BASE RENT. . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.3  ADJUSTMENTS IN BASE RENT . . . . . . . . . . . . . . . . . . . . . . 2
     2.4  PARTIAL PAYMENT OF RENT. . . . . . . . . . . . . . . . . . . . . . . 2
     2.5  ADDITIONAL RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 2

3.   SERVICES TO BE FURNISHED BY LANDLORD. . . . . . . . . . . . . . . . . . . 3

     3.1  GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     3.2  ELECTRICITY/HVAC . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     3.3  LIMITS RE AIR-CONDITIONING . . . . . . . . . . . . . . . . . . . . . 3
     3.4  LANDLORD NOT TO BE LIABLE. . . . . . . . . . . . . . . . . . . . . . 3

4.   PREPARATION AND ACCEPTANCE OF PREMISES. . . . . . . . . . . . . . . . . . 3

     4.1  CONDITION OF PREMISES ON DELIVERY. . . . . . . . . . . . . . . . . . 3
     4.2  TENANT IMPROVEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . 4

5.   QUIET ENJOYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

REPAIRS AND RE-ENTRY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

     6.1  TENANT'S OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . 4

     6.2  LANDlORD'S OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . 4
     6.3  RE-ENTRY BY LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . 4

7.   ALTERATIONS BY TENANT AND TENANT FIXTURES . . . . . . . . . . . . . . . . 5

     7.1  TENANT ALTERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . 5
     7.2  TENANT FIXTURES AND OTHER PROPERTY . . . . . . . . . . . . . . . . . 5

8.   ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . . . . . . . . . . . 5

     8.1  PROHIBITION OF ASSIGNMENT AND OTHER TRANSFERS. . . . . . . . . . . . 5
     8.2  PROPOSED ASSIGNMENT AND SUBLEASE . . . . . . . . . . . . . . . . . . 5
     8.3  TENANT TO REMAIN LIABLE. . . . . . . . . . . . . . . . . . . . . . . 6
     8.4  LANDLORD'S ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . 6

USE OF THE PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

     9.1  LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE . . . . . . . . . . . 6
     9.2  NUISANCE; RULES AND REGULATIONS. . . . . . . . . . . . . . . . . . . 6

10.  INDEMNITY/LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

     10.1 INDEMNITY BY TENANT. . . . . . . . . . . . . . . . . . . . . . . . . 6
     10.2 LANDLORD NOT TO HAVE LIABILITY . . . . . . . . . . . . . . . . . . . 7
     10.3 MUTUAL RELEASE AND WAIVER OF SUBROGATION . . . . . . . . . . . . . . 7
     10.4 TRANSFER OF OWNERSHIP. . . . . . . . . . . . . . . . . . . . . . . . 7


                                        i

     10.5 EXPRESS AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . 7

11.  ACCESS FOR REPAIRS AND INSPECTIONS. . . . . . . . . . . . . . . . . . . . 8

12.  FIRE AND OTHER CASUALTY . . . . . . . . . . . . . . . . . . . . . . . . . 8

     12.1 MAJOR CASUALTY . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     12.2 REPARABLE CASUALTY . . . . . . . . . . . . . . . . . . . . . . . . . 9
     12.3 LANDLORD'S ELECTION. . . . . . . . . . . . . . . . . . . . . . . . . 9

13.  CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

     13.1 CONDEMNATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     13.2 RESTORATION AFTER PARTIAL TAKING . . . . . . . . . . . . . . . . . . 9

14.  LIEN FOR RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

15.  HOLDOVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

16.  INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

     16.1 LANDLORD'S INSURANCE . . . . . . . . . . . . . . . . . . . . . . . .10
     16.2 TENANT'S INSURANCE - LIABILITY . . . . . . . . . . . . . . . . . . .10
     16.3 TENANT'S INSURANCE - OTHER . . . . . . . . . . . . . . . . . . . . .10
     16.4 EVIDENCE OF INSURANCE. . . . . . . . . . . . . . . . . . . . . . . .11
     16.5 NO REPRESENTATION OF ADEQUATE COVERAGE . . . . . . . . . . . . . . .11

17.  DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

     17.1 NON-PAYMENT OF RENT. . . . . . . . . . . . . . . . . . . . . . . . .11
     17.2 BREACH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     17.3 INSOLVENCY . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     17.4 ABANDONMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     17.5 REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     17.6 LATE CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

18.  OPERATING EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . .12

     18.2 OPERATING EXPENSES DEFINED . . . . . . . . . . . . . . . . . . . . .12
     18.2 PAYMENT OF OPERATING EXPENSES. . . . . . . . . . . . . . . . . . . .13
     18.3 PERSONAL PROPERTY TAXES. . . . . . . . . . . . . . . . . . . . . . .13

19.  SECURITY DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

20.  UNDERLYING MORTGAGES. . . . . . . . . . . . . . . . . . . . . . . . . . .14

     20.1 SUBORDINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .14
     20.2 ATTORNMENT TO MORTGAGE . . . . . . . . . . . . . . . . . . . . . . .14
     20.3 LANDLORD'S DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . .15
     20.4 NON-DISTURBANCE. . . . . . . . . . . . . . . . . . . . . . . . . . .15
     20.5 ESTOPPEL CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . .15

21.  PARKING PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .15

     21.1 UNASSIGNED PARKING . . . . . . . . . . . . . . . . . . . . . . . . .15
     21.2 LANDLORD NOT TO BE LIABLE. . . . . . . . . . . . . . . . . . . . . .15

22.  HAZARDOUS MATERIALS . . . . . . . . . . . . . . . . . . . . . . . . . . .15

     22.1 LANDLORD'S REPRESENTATION AND INDEMNITY AS TO HAZARDOUS MATERIALS. .15
     22.2 FREON. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     22.3 HAZARDOUS MATERIALS DEFINED. . . . . . . . . . . . . . . . . . . . .16

23.  RELOCATION; PROJECT NAME. . . . . . . . . . . . . . . . . . . . . . . . .16

     23.1 RELOCATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     23.2 PROJECT NAME . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

24.  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

25.  BROKER'S OR AGENT'S COMMISSION. . . . . . . . . . . . . . . . . . . . . .17

26.  GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

     26.1 EQUAL EMPLOYMENT OPPORTUNITY . . . . . . . . . . . . . . . . . . . .17
     26.2 PLACE OF PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . .18
     26.3 SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     26.4 INUREMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     26.5 INTEGRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     26.6 NO WAIVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     26.7 ATTORNEY'S FEES AND ARBITRATION. . . . . . . . . . . . . . . . . . .18
     26.8 CAPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
     26.9 AUTHORITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
     26.10 SUBMISSION OF LEASE . . . . . . . . . . . . . . . . . . . . . . . .19
     26.11 EXHIBITS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19


STATE OF CALIFORNIA
COUNTY OF ORANGE

                                    OFFICE LEASE

THIS LEASE ("Lease"), made and entered into by and between SOUTHERN CALIFORNIA SUNBELT DEVELOPERS, INC. ("SCSD"), and GENESIS INTERMEDIA, INC., A FLORIDA CORPORATION; AND GENESIS MEDIA GROUP, INC., A FLORIDA CORPORATION ("Tenant"), and dated, July 24, 1998, for reference purposes only.


                                         1.
                                 TERM/PREMISES/USE

1.1 LEASING CLAUSE AND PREMISES. Pursuant to the terms and conditions of this Lease, Landlord hereby leases premises to Tenant, and Tenant hereby rents and accepts premises from Landlord. The "Premises" are approximately 2,503 rentable square feet on the ground floor of Building T at THE JOHN WAYNE EXECUTIVE GUILD CENTER, located at 3151 Airway Avenue, Costa Mesa, California (the "Project"), designated suite number T-3 and more fully described on a floor plans attached hereto and marked Exhibit "D". Landlord and Tenant mutually agree and acknowledge that the square footage calculation is an approximation subject to subsequent measurement and recalculation by DARYL MALMBERG ASSOCIATES INTERIOR PLANNING & DESIGN, in accordance with industry guidelines.

1.2 TERM. The term of this Lease (the "Term") shall be two (2) years commencing August 1, 1998 and terminating terminate on July 31, 2000, subject to earlier termination as provided in this Lease. Tenant shall have one (1) two (2) year option to renew this lease, conditioned upon providing Landlord with written notice to extend ninety (90) days prior but not greater than one hundred and eighty
          (180) days prior to the termination date of July 31, 2000. The rental rate for the additional two (2) years shall be as set forth below.

1.3 USE. Tenant shall use the Premises for general business offices uses and shall not occupy or use, or permit any portion of the Premises to be occupied or used for any other purpose whatsoever. This Lease covers no other part of the Project or the ground upon which it is located, except the nonexclusive rights granted by Landlord to Tenant, its agents, employees, customers, business invitees and visitors to use the public corridors, the elevators, stairways and similar common areas within the Project, and the ground level parking area.


                                         2.
                                        RENT

2.1 BASE RENT. Tenant shall pay Landlord a monthly base rent ("Base Rent"), without offset or deduction, as set forth in this Section. Base Rent shall be payable commencing on the Commencement Date. The first payment, or partial month proration, shall be made, in advance, upon execution of this Lease. The second and subsequent payments shall be made in monthly installments in advance for the following month, on the first day of each and every month until the end of the Term, to the following address:

               SCSD EXECUTIVE GUILD J.W.A.
               3230 East Imperial Hwy., Suite 200
               Brea, California 92821

2.2 INITIAL BASE RENT. Tenant shall pay a Base Rent of $4,880.85 per month until adjusted pursuant to Section 2.3.

2.3 ADJUSTMENTS IN BASE RENT. Base Rent shall be adjusted according to the following schedule:

          LEASE YEAR          BASE RENT/MONTHLY        ANNUAL BASE RENT
          Months 01-12        $4,880.85                $58,570.20
          *Months 13-24       $5,006.00                $60,072.00

          SUBJECT TO OPTION:

          *Months 25-36       $5,256.30                $63,075.60
          *Months 37-48       $5,506.60                $66,079.20

          *Following the first anniversary, and each subsequent anniversary of the commencements date of this lease, Tenant's Base Rent will be further increased based upon the increase, if any, in the Consumer Price Index for the Greater Los Angeles, Anaheim, Riverside (California) areas in an amount not to exceed five (5) Index points per annum nor less than one (1) Index points per annum.

2.4 PARTIAL PAYMENT OF RENT. Tenant shall make all rental payments in full. Payment or receipt of a rental payment of less than the amount stated in the lease shall be deemed to be nothing more than a partial payment on that month's account. Under no circumstances shall Landlord's acceptance of a partial payment constitute accord and satisfaction. Nor will Landlord's acceptance of a partial payment forfeit Landlord's right to collect the balance due on the account, despite any endorsement, stipulation, or other statement on any check. The Landlord may accept any partial payment check with any conditional endorsement without prejudice to its right to recover the balance remaining due, or to pursue any other remedy available under this Lease.

2.5 ADDITIONAL RENT. All other sums of money required under this Lease to be paid by Tenant to Landlord, other than Base Rent, are designated "Additional Rent". The term "Rent" in this Lease means Base Rent and Additional Rent.

2.6 Tenant's pro rata share of Operating Expenses shall be determined as set forth in Section 18.

                                         3.
                        SERVICES TO BE FURNISHED BY LANDLORD

3.1 GENERAL. Landlord shall furnish or cause to be furnished to the Premised the following services: (a) electricity for lighting the Premised and operating ordinary 110-volt portable desk top office equipment of the type normally used in general business offices, subject to paragraph 3.2 of this Lease, (b) heat and air-conditioning as may be reasonably be required for the comfortable use and occupancy of the Premises during Project Operating Hours, (c) janitor and cleaning services limited to emptying and removal of general office refuse, dusting and light vacuuming of floors as needed, Monday through Friday, and such window washing as may in the reasonable judgment of Landlord be required, (d) replacement of fluorescent tubes and light bulbs, (e) domestic water for the operation of lavatories, drinking fountains and coffee bars and (f) toilet room supplies.

3.2 ELECTRICITY/HVAC. There will be no additional cost to Tenant for Tenant's use of electrical service unless and until Tenant's use of electrical power exceeds electrical allowance of $.12 (twelve cents) per square foot per month. The electric usage shall be reviewed on a quarterly basis and any amount in excess of said allowance shall be billed to Tenant which is immediately due and payable to Landlord as "additional rent".

3.3 LIMITS RE AIR-CONDITIONING. In the event that Tenant requires equipment or machines, generating heat substantially in excess of what is generally considered standard equipment for professional and clerical office use, which affect the temperature of the Premised maintained by the air-conditioning system, Landlord reserves the right to provide supplementary air-conditioning equipment. Prior to installation of any additional air-conditioning equipment, Landlord will review with Tenant the cost, installation and maintenance cost of said equipment and said cost shall be paid by Tenant upon demand.

3.4 LANDLORD NOT TO BE LIABLE. Landlord shall not be liable for failure to furnish or cause to be furnished any of the foregoing services when such failure is caused be accidents or conditions beyond the control of the Landlord, or by necessary repairs, labor disturbances or labor disputes of any character, whether resulting from or caused by acts of Landlord or otherwise; provided, however, that in any such events, Landlord shall make a prompt and diligent effort to cause the resumption of such services. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing, nor shall any failure relieve Tenant from the duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Tenant.

                                         4.
                       PREPARATION AND ACCEPTANCE OF PREMISES

4.1 CONDITION OF PREMISES ON DELIVERY. The Premises are rented "as-is", without any additional services or improvements to be provided by Landlord unless otherwise specified in Exhibit "E" attached hereto. Taking possession of the Premises by Tenant shall be conclusive evidence as against Tenant that the Premises and the Project were in good and satisfactory condition when possession was taken. All Tenant Improvements, per Exhibit "E", to be completed by August 1, 1998.

4.2 TENANT IMPROVEMENTS. Prior to the commencement of the term of this Lease, Landlord shall substantially complete the work, if any, as may be required to be done as specified in attached Exhibit "E" and/or Lease Summary Page. Landlord's time to complete such work, if any be specified in attached Exhibit "E" and/or Lease Summary Page, shall be extended by one day for each day of delay resulting from interference with or hindrance of such work by Tenant, or any of Tenant's employees, servants, or agents, for changes in such work requested by Tenant and agreed to by Landlord and for delays caused by the failure of Tenant or Tenant's contractor to timely and properly complete any of Tenant's work in the Premises. Neither such delays or any other delay shall make this Lease void or voidable or alter or affect any of the terms hereof and Tenant shall not be entitled to any abatement of rent therefor; and all claims for damages arising our of any delay are waived and released by Tenant.

                                         5.
                                  QUIET ENJOYMENT

          Tenant, upon keeping, observing and performing all of the covenants and agreements of this Lease on its part to be kept, observed and performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease, subject, however, to the covenants, agreements, terms, provisions and conditions of this Lease and to underlying mortgages to which this Lease is subject and subordinate.

                                         6.
                                REPAIRS AND RE-ENTRY

6.1 TENANT'S OBLIGATIONS. Tenant will, at Tenant's own cost and expense, repair or replace any damage done to the Project or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors. If Tenant fails to promptly make such repairs or replacements within fifteen (15) days of the occurrence of the event causing such damage, Landlord may, at its option, make such repairs and replacements itself, and Tenant shall repay the cost thereof to Landlord on demand as Additional Rent. Tenant shall take good care of the Premises and the fixtures and improvements therein and shall not commit or allow any waste or damage to be committed on any portion of the Premises, and shall, upon termination of this Lease, deliver up the Premises (except as otherwise herein provided) in substantially the same condition as accepted by the Tenant on commencement date, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises.

6.2 LANDLORD'S OBLIGATIONS. Landlord shall make repairs, restorations and replacements as and when needed to the Premises which are not the requirement of the Tenant or other Tenants of the Project.

6.3 RE-ENTRY BY LANDLORD. Upon termination of this Lease, Landlord shall have the right to re-enter and assume possession of the Premises, and the cost and expense of any repairs necessary to restore the condition of the Premises to the condition in which they are to be delivered to Landlord shall be borne by Tenant.

                                         7.
                     ALTERATIONS BY TENANT AND TENANT FIXTURES

7.1 TENANT ALTERATIONS. Tenant will not make or allow to be made any alterations, additions or improvements ("Tenant Alterations") in or to the Premises without the prior written consent of Landlord, which will not be unreasonably withheld. Tenant shall pay or cause to be paid all costs for work done by it or caused to be done by it on the Premises of a character which will or may result in liens on Landlord's interest therein and Tenant will keep the Premises free and clear of all mechanic's liens, and other liens on account of work done for Tenant or persons claiming under it. Tenant shall indemnify and hold Landlord harmless against any liability, loss, damage, costs or expenses, including attorneys fees, on account of any claims of any natures whatsoever relating to Tenant Alterations, including claims of liens of laborers or materialmen or others for work performed for, or materials or supplies furnished to Tenant or persons claiming under Tenant. All Tenant Alterations (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property on termination of this Lease and shall remain on the Premises, without compensation to Tenant.

7.2 TENANT FIXTURES AND OTHER PROPERTY. All built-in furniture, cabinetwork, movable business and trade fixtures and equipment installed by Tenant shall be removed by Tenant at the termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed, shall, at the option of Landlord, become the property of Landlord. All such removals and restoration shall be accomplished in good and workmanlike manner so as not to damage the Premises or the Project. Any damage to the Premises caused by installation, alteration or removal of Tenant's fixtures or equipment shall be repaired at the expense of Tenant.

                                         8.
                             ASSIGNMENT AND SUBLETTING

8.1 PROHIBITION OF ASSIGNMENT AND OTHER TRANSFERS. Tenant shall not, except as otherwise provided herein, without the prior written consent of Landlord: (a) assign, mortgage, pledge, encumber or otherwise transfer this Lease or any interest under the Lease; or (b) sublease all or any part of the Premises. The consent of Landlord to any assignment, other transfer or sublease of this Lease and the term and estate hereby granted shall not relieve Tenant of the obligation to obtain such consent to any further assignment or other transfer.

8.2 PROPOSED ASSIGNMENT AND SUBLEASE. If Tenant desires to assign or sublease this Lease or any part hereof, then at least thirty (30) days, but not more than one hundred eighty (180) days, prior to the date, when Tenant desires the assignment or sublease to be effective (the "Transfer Date"), Tenant shall give Landlord a Notice (the "Assignment Notice") which shall set forth the name, address and business of the proposed assignee or sublessee, the Transfer Date, information (including references) on the credits and financial condition of the proposed assignee or sublessee and such other material as Landlord shall reasonably require. Landlord shall within thirty (30) days following the Assignment Notice notify Tenant in writing that Landlord elects to (a) either disapprove the proposed assignee or sublessor; or (b) permit Tenant to assign or sublet such space to the proposed assignee or sublessee. If Landlord shall fail to notify Tenant in Writing of such election within thirty

          (30) day period, Landlord shall be deemed to have elected to approve the proposed assignee or sublessee. If the Rent agreed to by Tenant and its subtenant and assignee is greater than the rent payable under this Lease, such excess Rent shall be paid to Landlord at the same time and in the same manner as the Basic Rent.

8.3 TENANT TO REMAIN LIABLE. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of all Rent under this Lease and for compliance with all of Tenant's other obligations under this Lease.

8.4 LANDLORD'S ASSIGNMENT. Landlord may sell, transfer, mortgage, encumber or assign the Project or this Lease. Within ten (10) days after request by Landlord, upon such sale, transfer, mortgage, encumbrances or assignment, by Landlord, Tenant shall execute, acknowledge and deliver a certificate ("Estoppel Certificate") in recordable form certifying: the capacity of the person executing such certificate and that such person is duly authorized to execute it on behalf of Tenant; the commencement date of this Lease and the date upon which the Term expires; that this Lease is unmodified and in full force and effect (or if modified, in full force and effect as modified); that Landlord is not in default thereunder, that there are no defenses or offsets thereto know to Tenant (if such be the case); and the date to which Rent has been paid.

                                         9.
                                USE OF THE PREMISES

9.1 LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE. Tenant shall use the Premises in a careful, safe and proper manner and shall not occupy or use, or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful or deemed to be disreputable in any manner, nor shall Tenant permit anything to be done which will in any way increase the risk of fire, any hazard, loss or rent, casualty or other loss of value to the Project, and/or its contents, and in the event that, by reason and acts of Tenant, there shall be any increase in the rate of any insurance policy on the Project or its contents, created by Tenant's acts or conduct of business, then Tenant hereby agrees, upon documentation of such increase by Landlord, to pay such increases as Additional Rent.

9.2 NUISANCE; RULES AND REGULATIONS. Tenant shall conduct its business in such manner as not to create any nuisance, or interfere with, or disturb any other Tenant, or Landlord in its management of the Project. Tenant shall observe and comply with the Rules and Regulations set forth in attached Exhibit A and such other and further reasonable Rules and Regulations which Landlord at any time may make and communicate to Tenant and apply to Tenants and occupants of the Project generally and which, in the reasonable judgment of Landlord, shall be necessary for the operation, maintenance, reputation or appearance of the Project.

                                        10.
                                INDEMNITY/LIABILITY

10.1 INDEMNITY BY TENANT. Tenant shall indemnify, defend, protect, and hold harmless Landlord from and against any and all claims, losses, proceedings, damages, causes or action, liability, costs and expenses (including attorney's fees) arising from or in connection with, or caused by any act, omission or negligence of Tenant or any sublessee or Tenant, or their respective contractors, licensees, invitees, agents, servants or employees, on or about the Premises or the Project, to the extent permitted by law; and if any action or proceeding be brought against the Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises arising from any cause other than Landlord's gross negligence or willful misconduct, and Tenant hereby waives all claims in respect thereof against Landlord. These provisions are in addition to, and not in lieu of, the insurance required to be provided elsewhere in this Lease.

10.2 LANDLORD NOT TO HAVE LIABILITY. Tenant hereby assumes all risks and liabilities of a landowner in the possession, use or operation of the Premises. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damages to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, contractors, workers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, where such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or from any other cause, whether the cause of such damage or injury or the means or repairing the same is inaccessible to Tenant. Landlord shall not be liable or responsible for any injury, loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or other matter beyond the control of Landlord. Nothing contained herein shall be construed as excusing Landlord from liability for its gross negligence or intentional misconduct.

10.3 MUTUAL RELEASE AND WAIVER OF SUBROGATION. Landlord and Tenant each hereby waives, and releases the other from any claim or liability for damage to such party's property occurring during the Term which is covered by insurance. Each party shall cause the property hazard insurance carried by it, with respect to the Project, the Premises or such party's other property located therein, to be endorsed, if necessary, to prevent any invalidation of such insurance by reason of the waivers and releases contained in this Section, provided such endorsement can be obtained at no cost. If additional costs are involved, the party carrying such insurance shall give the other party the opportunity to apply for such endorsement.

10.4 TRANSFER OF OWNERSHIP. Upon the sale or transfer or the Project, the obligations and duties, of the Landlord selling or transferring the Project under the Lease shall terminate, except as to liabilities that shall have accrued prior to the transfer or which are the result of the conduct of that Landlord.

10.5 EXPRESS AGREEMENT. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Project or the Premises by fire or other casualty, and any law which purports to govern the rights of Landlord and Tenant in such a contingency in the absence of express agreement, and any successor or other law of like import shall have no application.

                                        11.
                         ACCESS FOR REPAIRS AND INSPECTION

          Landlord and Landlord's agents shall have the right to enter the Premises at all reasonable hours and reasonable notice to examine them, to show them to prospective purchasers, mortgagees or Tenants, and to make and perform such cleaning, maintenance, repairs, alterations, improvements or additions as Landlord may deem necessary or desirable for the safety, improvement, or preservation of the Premises or of other portions of the Project, without such acts constituting an eviction of Tenant in whole or in part or entitling Tenant to any abatement of rent by reason of loss or interruption of business of Tenant, or otherwise. If Tenant shall not be personally present to open and permit entry in the Premises, at any time when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the Premises by use of a master key, or in any emergency may forcibly enter the Premises, without rendering Landlord or Landlord's agents liable therefor (provided that during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease.
          Landlord shall have the right to erect, built, use and maintain unexposed pipes, ducts and conduits in and through the Premises.

                                        12.
                              FIRE AND OTHER CASUALTY

12.1 MAJOR CASUALTY. If the Premises, or the Project, shall be so damaged by fire or other casualty as to render the Premises untenantable, and if such damage shall be so great that an architect selected by Landlord shall certify in writing to Landlord that the Premises, with the exercise of reasonable diligence, but without the payments of overtime or other premiums, cannot be made Tenantable within one hundred twenty (120) days) from the happening of the fire or other casualty, or if insurance proceeds are not made available to Landlord for repair or such damages, then, in either event, this Lease may be terminated by Landlord as of the date of the occurrence of the fire or other casualty by giving thirty (30) days written notice to Tenant of such termination. Upon such notice of termination, Tenant shall surrender to Landlord the Premises and all interest therein under this Lease, and Landlord may re-enter and take possession of the Premises and remove Tenant therefrom. Landlord and Tenant shall be free and discharged from all obligations arising under this Lease after the date of such termination. If, however, the damages shall be such that Landlord's architect shall certify that the Premises can be made Tenantable within the one hundred twenty (120) day period from the happening of the fire or other casualty and insurance proceeds are made available to Landlord for repair of such damage or if Landlord does not terminate this Lease as set forth above, then, except as hereinafter provided, Landlord shall, with reasonable promptness, repair the damage so done except that Landlord shall not be required to repair, replace or restore any items which Tenant is obligated to repair or replace. Until such repair is substantially completed, the Base Rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the reasonable conduct of its business or profession. There shall be no abatement of Base Rent by reason of any portion of the Premises being unusable for a period of fifteen
          (15) days or less. If the damage is due to the fault or negligence of Tenant or Tenant's employees, agents or invitees, there shall be no abatement of Base Rent.

12.2 REPARABLE CASUALTY. If the Premises, without the fault or negligence of Tenant, shall be damaged by fire or other casualty but not so as to render them untenantable and insurance proceeds are made available to Landlord, Landlord shall cause the damage to be repaired with reasonable promptness and there shall be no abatement of Base Rent or any other amounts due under this Lease. If the fire or other casualty causing damage to the Premises or other parts of the Project have been caused by Tenant or Tenants employees, agents or invitees, such damage shall be repaired by Landlord and the amount paid for such repair shall be immediately due from Tenant to Landlord with interest at the Default Rate from the dates of Landlord's payments.

12.3 LANDLORD'S ELECTION. If the Project is so damaged by fire or other casualty (although the Premises are unaffected by such fire or other casualty, or if affected, can be repaired within one hundred twenty
          (120) days that Landlord shall deem it advisable to reconstruct, rebuild or raze the Project, then, notwithstanding anything contained herein to the contrary, this Lease may be terminated by Landlord as of the date of the occurrence of the fire or other casualty by giving written notice to Tenant of such termination within thirty (30) days after the occurrence of the fire or other casualty. Upon such notice of termination, Tenant shall surrender to Landlord the Premises and all interest therein under this Lease, and Landlord may re-enter and take possession of the Premises and remove Tenant therefrom. Landlord and Tenant shall be free and discharged from all obligations arising hereunder after the date of such termination.

                                        13.
                                    CONDEMNATION

13.1 CONDEMNATION. Upon any taking under the power of eminent domain, or sale under threat of the exercise of said power ("Condemnation") of the whole or a substantial part of the Project, the Premises or the parking area that shall substantially interfere with Tenant's use and occupancy of the balance thereof, this Lease shall, at the election of either Tenant or Landlord exercised by either party giving written notice to the other of such termination, terminate as of the date the condemning authority takes title or possession, whichever first occurs. No award from the condemning authority shall be apportioned, and Tenant hereby assigns to Landlord and award which may be made, together with any and all rights of Tenant nor or hereafter arising in or to such award or any part thereof; provided, however, that Tenant may receive any award for Tenant's property and fixtures removable by Tenant at the expiration of the Term under the terms of this Lease, or for the interruption of, or damage to Tenant's business or for relocation expenses recoverable against the condemning authority.

13.2 RESTORATION AFTER PARTIAL TAKING. If there is a Condemnation which does not result in a termination of this lease, Landlord shall, to the extent of any funds received from the condemning authority for repair or restoration, restore the Project or Premises substantially to their condition prior to such partial Condemnation and Rent shall be abated in the proportion which the square footage of the part of the Premises so made unusable bears to the amount of useable square footage immediately prior to the Condemnation. No temporary taking of a part of the Premises or of the Project shall give Tenant any right to terminate this Lease or to any abatement of Rent.

                                        14.
                                   LIEN FOR RENT

          In consideration of the mutual benefits arising under this contract, Tenant grants a security interest to Landlord in all property of Tenant now or hereafter placed in or upon the Premises and such property is hereby subjected to a lien in favor of Landlord and shall be and remain subject to such lien or Landlord for payment of all rents and other sums agreed to be paid by Tenant herein. Such liens shall be in addition to the cumulative of the Landlord's liens provided by law. Promptly upon request by Landlord, Tenant shall execute any UCC-1 Financing Statement evidencing and perfecting said lien.

                                        15.
                                      HOLDOVER

          If Tenant or any person claiming through or under Tenant is in possession of any part of the Premises after the expiration of the term, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and not a renewal of this Lease or an extension for any further term, and such month-to-month tenancy shall be subject to each and every term, covenant and agreement contained herein, except that Base Rent shall be increased to one hundred fifty percent (150%) of the amount of Base Rent payable by Tenant during the last month of the Term. Nothing in this Section shall be construed as a consent by Landlord to any continued possession by Tenant and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises upon the expiration of the Term or upon the earlier termination hereof and to assert any remedy in law or equity to evict Tenant and/or collect damages in connection with such continued possession.

                                        16.
                                     INSURANCE

16.1 LANDLORD'S INSURANCE. Landlord shall at all time during the term of the lease, as an operating cost, procure and maintain in force and effect a Broad Form policy or policies or insurance covering the Project. At Landlord's option, Landlord may procure endorsements thereon for flood, earthquake, tornado, theft and collapse, or such other coverage as Landlord deems appropriate. Landlord may also obtain a Comprehensive Package policy of liability insurance (including contractual liability), employer's liability insurance, excess liability insurance and such other insurance as Landlord deems necessary or appropriate. Any insurance carried by Landlord may be under a blanket policy (or policies) covering other properties of Landlord and/or its related or affiliated entities.

16.2 TENANT'S INSURANCE - LIABILITY. Tenant shall keep in force with respect to the Premises and Tenant's business and other activities therein Commercial Package liability insurance, including contractual and personal injury liability, payable on an occurrence basis, with a minimum combined limit of $1,000,000, naming Landlord and Landlord's manager for the Project as additional insureds.

16.3 TENANT'S INSURANCE - OTHER. Tenant shall carry and maintain a Broad Form policy of insurance covering all of Tenant's property and all alterations, additions or improvements permitted under this Lease, from time to time in, on or upon the Premises in an amount not less than ninety percent (90%) of their full replacement cost from time to time during the term of this Lease, providing coverage for sprinkler damage, vandalism and malicious mischief. Such insurance shall name Landlord and Landlord's manager for the Project as additional insureds.

16.4 EVIDENCE OF INSURANCE. Tenant shall deliver to Landlord policies or duly executed certificates of insurance. Renewals shall be delivered to Landlord at least ten (10) days prior to the expiration of the respective policy terms.

16.5 NO REPRESENTATION OF ADEQUATE COVERAGE. Landlord makes no representation that the limits or forms or coverage of insurance specified in this Paragraph 16 are adequate to cover Tenant's property or obligations under this Lease.

                                        17.
                                      DEFAULT

          The occurrence of any one or more of the events set forth in Sections 17.1, 17.2 and 17.3 shall constitute a material default and breach of this Lease by Tenant.

17.1 NON-PAYMENT OF RENT. The failure of Tenant to make any payment of Rent as and when due, where such failure shall continue for a period of three (3) days after notice from Landlord that said payment is delinquent.

17.2 BREACH. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of the Lease to be observed or performed by Tenant, other than the failure to pay Rent where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant.

17.3 INSOLVENCY. (a) The making by Tenant of any general arrangement or assignment for the benefit of creditors; (b) Tenant becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the petition is dismissed within thirty (30) days; (c) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant interest in this Lease, where possession is not restored to Tenant within fifteen (15) days; or (d) the attachment, execution or other judicial seizure of substantially all of Tenant' assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within fifteen (15) days.

17.4      ABANDONMENT.  The abandonment or vacation of the Premises by Tenant.

17.5 REMEDIES. Upon default by Tenant, Landlord shall have the right, but not the obligation, to re-enter and take the Premises and resume possession thereof and thereafter to relet same for the remainder of the period of the Term specified in this Lease; and if the Rent received through such reletting is not at least equal to the Rent provided for in this Lease, Tenant shall pay and satisfy any deficiencies between the amount of the Rent called for and that received through reletting, and all expenses incurred as a result of such reletting including, but not limited to the cost of renovating, altering, and decorating for a new occupant.

          Nothing herein shall be construed as in any way denying Landlord the right, in case of any default by Tenant to treat the default as an entire breach of the Lease and at Landlord's option immediately sure for any and all damages occasioned by Landlord thereby. Should Landlord terminate this Lease and thereafter seek relief pursuant to
          Section 1951.2 of the California Civil Code, interest shall be allowed upon unpaid rent, and/or late penalties, etc., for the purposes of
          Section 1941.2(b), at ten percent (10%) per annum. Any proof by Tenant under subparagraphs (2) or (3) of subdivision (a) of Section 1951.2 of the California Civil Code, as the amount of rental loss that could be reasonably avoided, shall be made in the following manner:
          Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same use as the Premises and in the same geographic vicinity, and such two real estate brokers shall select a third licensed real estate broker and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided for the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto. Until Landlord elects to terminate this lease, Landlord shall have the remedy provided for in Section 1951.4 of the California Civil Code.

17.6 LATE CHARGES. Tenant acknowledges that late payment by Tenant to Landlord of Base Rent, operational expenses or other monies that come due from time to time will cause Landlord to incur costs not contemplated by this lease. The exact amount of said costs will be difficult to ascertain. Such costs would include processing and accounting charges, late charges which may be imposed on Landlords by the terms of any mortgage or ground lease covering this Project. Accordingly, if any installment of Base Rent, Additional Rent or operating expenses due from Tenant shall not be received by Landlord or his designee within ten (10) days after such amount shall be due, then without further notice or demand Tenant shall pay to Landlord a late charge of Ten Percent (10%) of such overdue amount. Both parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of a late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any other rights and remedies he may have under this Lease.

                                        18.
                                 OPERATING EXPENSES

          18.1 OPERATING EXPENSES DEFINED. "Operating Expenses", as used in this Lease, means all amounts paid or accrued by Landlord per calendar year for the operation and maintenance of the Project or the land on which it is situated, and the equipment, fixtures and facilities used in connection therewith, including the parking area. Operating Expenses includes, but it not limited to the cost of utilities, building supplies, janitorial and window cleaning services, normal maintenance and repair of the Project and the common areas (including elevators, if any, and the periodic refurbishing of the common areas), heating and air-conditioning, waste disposal, lighting, maintenance of fire protection and security systems, planting and landscaping, landscape maintenance, taxes (defined below), insurance premiums (including boiler and machinery, fire and extended coverage, earthquake, flood, rental and public liability insurance), and all labor, supplies, materials, tools, professional fees, management fees, wages, salaries and payroll burden of the Project Manager, clerical maintenance and other employees directly associated with the operation of the Project,

          (including Project office rent or rental value, office supplies and materials, and all other items constituting operating and maintenance costs in connection with the Project and land according to generally accepted accounting principles). Operating Expenses shall not include the following: (a) depreciation of the Project, (b) leasing commissions, (c) repairs and restorations paid for by the proceeds of any insurance policy or (d) construction of improvements of a capital nature, except for the cost, or a portion thereof properly allocable to the Project, of any capital improvements made to the Project specifically to reduce Operating Expenses, or required to be made to the Project specifically to reduce Operating Expenses, or required to be made to the Project under any governmental law or regulation not applicable to the Project at the time it was constructed. Such cost shall be amortized over such reasonable period of time as Landlord shall determine, (e) ground rent, (f) debt service, (g) income and franchise taxes other than that portion, if any, of income and franchise taxes which may hereinafter be assessed and paid in lieu of or as a substitute in whole or in part for Taxes.

18.2 PAYMENT OF OPERATING EXPENSES. It is mutually agreed that the calculation of the actual annual increase in the operating expenses, for each individual unit of the John Wayne Executive Guild complex, is difficult, costly, and time consuming. Therefore, whenever the base monthly rent provided for herein is to be increased in response to changes in the Consumer Price Index, the Landlord shall hare the unilateral option to observe the following provisions. The adjustment, if any, shall be calculated upon the basis of the Untied States Department of Labor Statistics, upon the basis Consumer Price Index for SUBGROUP ALL ITEMS - ALL URBAN CONSUMERS, Los Angeles - Anaheim - Riverside, 1982/1984 = 100 (Index). The index, published as of ninety (90) days prior to the commencement date of the Lease shall be considered the "Base." The amounts to be adjusted shall be increased by the percentage increase, if any, in the Index, as of ninety (90) days prior to the adjustment date, over the "Base." Additional adjustments will be made in the same manner, at the end of each ensuing twelve (12) month period, including option periods, of the full lease term. The annual adjustment in the C.P.I. shall be cumulative and will be added to each adjusted amount on an annual basis. Said increase shall not exceed four percent (4%) per annum nor be less than one percent (1%) per annum. For each subsequent anniversary date of the Lease, Tenant's share of the annual increase in operating expenses shall be calculated in like manner.

          For example: Lease commencement date is August 1, 1998 and the increase in the C.P.I. published on May 1, 1999 is two percent (2%) greater than the previous year, and the current monthly base lease payment is $5,006.00, the monthly operating expense increase is determined as follows:

          $5,006.00 x .02 x 0.50 (50%) = $50.06 increase per month.  Such monthly increase shall commence with the thirteenth (13) month (i.e., August 1, 1999) of this Lease.

18.3 PERSONAL PROPERTY TAXES. Tenants shall be liable for and shall pay before delinquency all taxes, and penalties and interest thereon, if any, levied against Tenant's furniture, trade fixtures and equipment, and any other personal property of Tenant situated or installed in and upon the Premises. For the purposes of determining the amount of such taxes, figures supplied by the county assessor's office or other taxing authority as to the amount thereof shall be conclusive.

                                        19.
                                  SECURITY DEPOSIT

          Concurrently with the execution of this Lease, Tenant shall deliver to Landlord in good funds, the sum of $6,000.00 to be held by Landlord as security for the full and faithful performance of every provision of this Lease (the "Security Deposit"). If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may use, apply or retain all or any part of the Security Deposit for the payment of any Rent or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss, cost or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore the Secured Deposit to the amount first deposited, and Tenant's failure to do so shall be a material breach of this Lease. Should Tenant faithfully perform all of the terms, covenants and conditions of this Lease and be in possession of the Premises at the end of the Term, the amount of the Security Deposit shall be repaid by Landlord to Tenant at the end of the Term.

                                        20.

                                UNDERLYING MORTGAGES

20.1 SUBORDINATION. This Lease and the term and estate hereby granted are and shall be subject to subordinate to the lien of each mortgage which may now or at any time hereafter affect Landlord's interest in the Project, (an "underlying Mortgage") at the option of the Landlord or Landlord's Mortgagee, regardless of the interest rate, the terms of repayment, the use of the proceeds or any other provision of any such mortgage. Each holder of each Underlying Mortgage shall have the right, exercisable at such holders' sole option at any time, to cause any of the Underlying Mortgages which such holder owns to be and become subordinate and inferior to the lien and charge of this Lease by delivering Notice of such exercise to Tenant. Tenant shall from time to time execute and deliver such instruments as Landlord or the holder of any Underlying Mortgage, may reasonably request to confirm the status of this Lease as provided in this Section 20.

20.2 ATTORNMENT TO MORTGAGEE. Tenant confirms that if by reason of a default under any Underlying Mortgage the holder of such Underlying Mortgage or its successors or assignee in interest becomes the Landlord hereunder, Tenant shall attorn to, and shall recognize such holder as Tenant's Landlord under this Lease. Tenant shall execute and deliver, at any time and form time to time, upon request of Landlord or of the holder of any Underlying Mortgage, an instrument which may be reasonably necessary or appropriate to evidence such attornment. Tenant waives the provision of any statute or rule of law now or hereafter in effect which may give or purpose to give Tenant any right or election to terminate this Lease or to surrender possession of the premises in the event any proceeding is brought by the holder of the Underlying Mortgage to acquire Landlord's interest hereunder.

20.3 LANDLORD'S DEFAULT. In the event of any act or omission by Landlord which pursuant to this Lease or by law would give Tenant the right to terminate this Lease, Tenant shall not exercise such right unless or until (a) it has given written Notice of such act or omission to the holder of each Underlying Mortgage who has previously given Tenant written Notice of the existence of such Underlying Mortgage and (b) a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such Notice.

20.4 NON-DISTURBANCE. Notwithstanding anything contained in this Section, as a condition to the attornment of subordination obligation set forth in this section, this Lease and the leasehold estate hereby created shall not be extinguished or terminated or the possession or the right of Tenant (including the rights with respect o enjoyment and removal of tenant's property) be disturbed so long as this Lease shall be in force and no material default by Tenant exists and the Underlying Mortgagee shall enter into a non-disturbance and attornment agreement at the request of Tenant in form and substance reasonably acceptable to Tenant, Landlord and such Underlying Mortgagee.

20.5 ESTOPPEL CERTIFICATE. Tenant shall promptly upon request of Landlord, deliver to Landlord for the holder of the Underlying Mortgage an Estoppel Certificate.

                                        21.

                                 PARKING PROVISIONS

21.1 UNASSIGNED PARKING. Tenants at the JOHN WAYNE EXECUTIVE GUILD have the right to the use of four (4) parking spaces per 1,000 sq. ft. of rentable space. Tenant shall have the right to use nineteen (19) unassigned automobile parking spaces located on the uncovered surface parking area for which there shall be no monthly charge.

21.2 LANDLORD NOT TO BE LIABLE. Tenant, its agents, employees, customers, business invitees, and all persons using the drives and parking areas do so at their own risk and Landlord shall not be responsible for, or in any way have any obligation or liability for, any damage, loss, theft, or injury to any vehicle or other equipment, any contents thereof or any other personal property or for the death or injury to any person while located in or entering or exiting any portion of the drives and parking area. Landlord shall have the right at any time to change the arrangement or location of the assigned or unassigned spaces without incurring any liability to Tenant or entitling Tenant to any abatement of any parking fee.

                                        22.

                                HAZARDOUS MATERIALS

22.1 LANDLORD'S REPRESENTATION AND INDEMNITY AS TO HAZARDOUS MATERIALS. Landlord represents and warrants that no Hazardous Materials are present on or affect the Premises or the Project, and Landlord agrees to indemnify and hold Tenant harmless for costs of any monitoring, testing, removal cleanup or compliance with the laws of any federal, state or local government having jurisdiction over Hazardous Materials which Tenant may cause or permit to be present, discharged, stored or disposed on the Premises during the Term.

22.2 FREON. Tenant shall not install any freon-containing systems or equipment, including, but not limited to, refrigerators, freezers, supplemental HVAC systems or self-contained air conditioners.

22.3 HAZARDOUS MATERIALS DEFINED. "Hazardous Materials", for purposes of this Section 22, means any substance defined as "hazardous substances", "hazardous materials", "hazardous waste", "toxic substances", or related terms by the California Health and Safety Code, or applicable Federal law from time to time.

                                        23.

                              RELOCATION; PROJECT NAME

23.1 RELOCATION. Landlord shall have the right, at any time upon giving Tenant thirty (30) days' notice in writing, to substitute for the Premises substantially similar space in the Project. Substantially similar space shall mean space that is approximately the same size, and has substantially the same facilities. Landlord will, as Landlord's sole cost and expense (including the cost of relocating telephone service and the reasonable cost of new stationary, should the Tenant be relocated to another building or floor), move Tenant to such substituted space. *The parties hereto agree, that in such event, this Lease shall remain in full force and effect and be deemed applicable to such space designated by Landlord and such held space shall thereafter be the Premises. Should Tenant refuse to permit Landlord to Move Tenant to such new space at the end of the thirty
          (30) day period, Landlord shall have the right to terminate this Lease effective sixty (60) days from the date of the original notice from Landlord. Once Landlord gives Tenant the 30-day notice of intent to relocate, Tenant may terminate the lease by given written notice to the Landlord effective either at the end of the 30-day or 60-day period after the date of the notice of intent to relocate.

23.2 PROJECT NAME. Landlord shall have the right to name the Project and to change the name or designation by which the Project is commonly known at any time. Tenant shall not use the name of the Project for any purpose other than as the address of the business conducted by Tenant in the Premises. Landlord shall provide a building directory in the conspicuous place in the Project. Landlord shall also provide one suite identification sign adjacent to the main entry door of the Premises in Landlord's standard size and form. Tenant shall pay Landlord'' reasonable charges for the initial installation of the suite identification sign and for any subsequent changes to the directory listing and identification sign at Tenant's request.

                                        24.

                                      NOTICES

Any notice, demand or request provided for or permitted to be given pursuant to this Lease must be in writing and shall be properly given and effective when personally served, when sent by prepaid Western Union telegrams or air courier or when deposited in an official depository under the regular care and custody of the Untied States Mail, addressed as specified below, sent by registered or certified mail, return receipt requested, with postage prepaid. The time period in which a response of any such mailed Notice must be given, however, shall commence to run from the date of receipt on the return receipt by the Notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changes in address of which no notice was given shall be deemed to be receipt of the notice. Notices shall be addressed as follows:

          To Landlord:        Southern California Sunbelt
                              Developers, Inc. - JWA
                              3230 East Imperial Hwy., Suite 200
                              Brea, California 92821

          With a copy to the leasing agent on the Premises:

                              Leasing Office
                              John Wayne Executive Guild
                              3151 Airway Avenue, Suite K-101
                              Costa Mesa, California 92626
                              Attention: Property Manager

Notice of change of address shall be given in the same manner as prescribed herein for other Notices.

                                        25.

                           BROKER'S OR AGENT'S COMMISSION

There are no claims for brokerage commission or finder's fees in connection with the execution of this Lease, except as listed below, and Tenant agrees to indemnify Landlord and hold Landlord harmless against all liabilities and costs arising from such claims, including without limitation attorneys' fees in connection therewith.

          BROKER/AGENT:    Hamilton Cove Realty, Inc.

     The parties hereby acknowledge that HAMILTON COVE REALTY, INC., a California corporation ("HCR"), DAN W. BAER, a California licensed real estate broker, has a valid listing agreement for the subject property at the JOHN WAYNE EXECUTIVE GUILD, and in the event a lease is consummated, Landlord will pay commissions to HCR.

If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

                                        26.

                                      GENERAL

26.1 EQUAL EMPLOYMENT OPPORTUNITY. The provisions of Executive Order 11246 (as amended) of the President of the United States on Equal employment opportunities and the rules and regulations issued pursuant thereto are incorporated in this lease, and Landlord represents that it will comply with those provisions unless exempted.

26.2 PLACE OF PERFORMANCE - GOVERNING LAW. Tenant shall perform all covenants, conditions and agreements contained herein, including, but not limited to payment of Rent, in Orange County, California. Any suite arising from or relating to this Lease shall be brought in Orange County, California. This Lease shall be governed by and construed in accordance with the laws of the State of California.

26.3 SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term, then, and in that event, the parties intend that the remainder of this Lease shall not be affected thereby, and the parties also intend that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there is added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

26.4 INUREMENT. Subject to the provision of this Lease governing assignments and transfers by Landlord and Tenant, respectively, the terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties thereto, and upon their respective successors in interest and legal representatives.

26.5 INTEGRATION. This Lease and the Exhibits thereto constitute the entire understanding between Landlord and Tenant. All previous conversations, memorandums, and writings pertaining to leasing of the Premises not incorporated or referenced in this Lease are suspended hereby. Any modifications hereto must be made by a separate written instrument. No officer, employee or representative of Landlord, of Landlord's Manager or of Tenant has the authority to make any representation or promise not already contained herein or made pursuant to the within provisions, and Landlord and Tenant expressly agree that by executing this Agreement, and any other document required herein or caused to be executed hereby that it is not doing so in reliance upon any representation or promise which is not set forth herein.

26.6 NO WAIVER. No delay or failure of Landlord in exercising any right, privilege or remedy hereunder or any single or partial exercise of any right, power or privilege shall preclude other or future exercise thereof or the exercise of any other right, power or privilege. Any waiver, permission or consent of any kind by Landlord must be in writing and shall be effective only to the extent provided herein.

26.7 ATTORNEYS' FEES AND ARBITRATION. If any litigation, arbitration or other legal proceeding is commenced between any of the parties or their personal representatives concerning any provision of this lease, or the rights and duties of any party in relation thereto, the prevailing party in such litigation or arbitration shall be entitled, in addition to such other relief as may granted, to recover their costs and reasonable attorneys' fees, expenses and costs of enforcing such judgment and this post-judgment right to attorney's fees is intended to be severable from the other provisions of this Agreement, to survive any judgment contained hereunder, and it is not deemed merged into the judgment. As used herein, "reasonable attorneys' fees", "expenses", and "costs" shall mean the full and actual costs incurred by the attorney performing such services.

26.8 CAPTIONS. Captions used in this Lease are for ease of reference only and do not define or limit provisions.

26.9 AUTHORITY. If Tenant is a corporation, partnership, trust, association or other entity, Tenant and each person executing this Lease on behalf of Tenant hereby covenants and warrants that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant is duly qualified to do business in California, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Tenant's obligations hereunder, and
          (d) each Person (and all the person if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so.

26.10 SUBMISSION OF LEASE. The submission of this Lease to Tenant for examination or execution does not constitute a reservation of or option on the Premises or an agreement to lease the Premises or any other space. This Lease shall become effective as a lease and Landlord shall become obligated to rent space to Tenant only upon the execution and delivery of this Lease by Landlord and Tenant.

26.11     EXHIBITS.  The following Exhibits are part of this Lease.

             A      Project Rules and Regulations
          -------

             B      Condominium/Sublease Rider
          -------

             C      Site Plan of Project
          -------

             D      Floor Plan of Premises
          -------

             E      Tenant Improvements
          -------

Landlord:

SOUTHERN CALIFORNIA SUNBELT DEVELOPERS,
INC., JWA


By:       /S/ Dan W. Baer                    Date:     July 28, 1998
   ----------------------------------             ---------------------------
     Dan W. Baer, President


Tenant:

GENESIS INTERMEDIA, INC.,
a Florida corporation


By:       /S/Sam Hassabo                     Date:     July 24, 1998
   ----------------------------------             ---------------------------
     Sam Hassabo, President



By:       /S/Ramy El-Batrawi                 Date:     August 13, 1998
   ----------------------------------             ---------------------------
     Ramy El-Batrawi, Secretary


GENESIS MEDIA GROUP, INC.,
a Florida corporation


By:       /S/Douglas E. Jacobson             Date:     July 24, 1998
   ----------------------------------             ---------------------------
     Douglas E. Jacobson, CFO


By:       /S/Ramy El-Batrawi                 Date:     August 13, 1998
   ----------------------------------             ---------------------------
     Ramy El-Batrawi, President and CEO

                                    EXHIBIT "A"

                           PROJECT RULES AND REGULATIONS

EXHIBIT to that Lease dated July 24, 1998 between SOUTHERN CALIFORNIA SUNBELT DEVELOPERS, INC. ("Landlord"), and GENESIS INTERMEDIA, INC., a Florida corporation; and GENESIS MEDIA GROUP, INC., a Florida corporation ("Tenant") for the premises at 3151 Airway Avenue, Suite T-3, Costa Mesa, California 92626, consisting of approximately 2,503 rentable square feet.

1) Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service for Tenant to Landlord for Landlord's supervision and/or approval before performance of any such contractual services. This shall apply to all work performed in the Project, including but not limited to installation of telephones, telegraph equipment, electrical devices and attachments, and installations of any and every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other physical portion of the Project. No such work shall be done by Tenant without Landlord's written approval first had and obtained.

2) The work of the janitor or cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and such work may be done at any time when the offices are vacant. The windows, doors, and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles , cabinets, book cases, map cases, etc., necessary to prevent unreasonable hardship to Landlord in discharging its obligations regarding cleaning service.

3) Movement in or out of the Project of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which requires the use of elevators or stairways, or movements through the Project entrances or lobby shall be restricted to the hours designated by Landlord from time to time. All such movement shall be directed by Landlord and in a manner to be agreed upon between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant shall include determination by Landlord and be subject to is decision and control of the time, method, and routing of movement. Limitations are imposed by safety or other concerns which may prohibit any articles, equipment or any other item from being brought into the Project. Tenant expressly assumes all risk of loss or damage to any and all articles so moved, as well as injury to any person or persons or the public engaged or not engaged in such movement, including, without limitations, equipment, property, and personnel of Landlord if damaged or injured as a result of any acts done or undertaken in connection with carrying out this service for Tenant from the time of entering property to completion of the work; and Landlord shall not be liable for the act or acts of any person or persons so engaged in, or any damage or loss to any property of persons resulting directly or indirectly from any act done or undertaken in connection with such service performed by or for Tenant.

4) No sign or signs will be allowed in any form on the exterior of the Project or on any window or windows inside or outside of the Project and so sign or signs, except in uniform location and uniform style fixed by Landlord, will be permitted in the public corridors or on corridor doors or entrances of Tenant's space. All "special" or large signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time, and Tenant will be billed and pay for such service accordingly. Written consent from Landlord is an absolute prerequisite for any such sign or signs Tenant may be so permitted to use.

5) Tenant shall not operate a wholesale or retail establishment such as food, drink, clothing, etc., without the written consent of Landlord first had and obtained.

6) Tenant shall not place, install or operate on the Premises or in any part of the Project, any engine or machinery, or conduct mechanical operations, or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other flammable, explosive or hazardous material without the written consent of Landlord first had and obtained.

7) Landlord will not be responsible for any lost or stolen personal property, equipment, money or jewelry from Tenant's area public rooms regardless of whether such loss occurs when the area is locked against entry or not.

8) No birds, animals, or bicycles shall be brought into or kept in or about the Project.

9) Landlord may permit entrance to Tenant's offices by use of pass keys controlled by Landlord or employees, contractors, or service personnel supervised or employed by Landlord.

10) None of the entries, passages, doors, elevators, elevators doors, hallways or stairways shall be blocked, or obstructed , nor shall any rubbish, litter, trash or materials of any nature be placed, emptied or thrown into these areas, nor shall such areas be used at any time except for access or egress by Tenant, Tenant's agents, employees or invitees.

11) Any plant brought into the Project shall be subject to inspection by Landlord's maintenance personnel. Any plants found to be carrying disease or pests shall be removed from the Project immediately upon request by the Landlord.

12) No Tenant shall at any time occupy any part of the Project as sleeping or lodging quarters.

13) The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed. No person shall waste water by interfering with the faucets or otherwise.

14) No person shall disturb the occupants of the Project by the use of any musical instruments, the making of raucous noises, or other unreasonable use.

15) Nothing shall be thrown out of the windows of the Project, or down the stairways or other passages.

16) Tenant shall not store any materials, equipment, products, etc., outside the premises as shown on the plats attached hereto.

17) Tenant shall comply with all local and federal codes and ordinances. In the event of fire or code problems, Tenant shall comply with said requirements.

18) Tenant and its agents, employees and invitees shall observe and comply with the driving and parking signs and markers on the Project grounds and surrounding areas.

19) Directories will be placed by the Landlord at Landlord's expense, in the Project and no other directors shall be permitted.

20) No signs, draperies, shutters, window coverings, decorations, hangings or obstructions of any type shall be placed on any skylights or any doors or windows which are visible from outside the premises without prior written consent of the Landlord.

21) "Project Operating Hours" shall be from 7:00 a.m. to 5:30 p.m. Monday through Friday, and 8:00 a.m. to 12:00 p.m. on Saturday, but not on Sundays, New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas or other legal holidays. Landlord reserves the right to restrict entry to the Project by unidentified persons during the hours 5:30 p.m. to 7:00 a.m., all hours Saturdays after 12:00 p.m., and all hours Sundays and legal holidays.

22) The roof is a restricted and unsafe area of unauthorized persons. Only those specifically authorized by Project management may enter the roof area.

23) Only those with specific authority from Project management may enter the elevator, electrical, machine and janitor rooms.

24) Tenant will be furnished, free of charge, two keys to each of the following: (a) All doors locks to each Tenant premises. Extra keys may be furnished at a reasonable charge. Tenant may not (a) copy entrance keys; (b) After lock or install additional locks in any door, unless agreed to in writing by Project management. In such a case, work and materials will be at Tenant's expense and Landlord will be furnished a key to the lock. All keys furnished Tenants will be returned to Landlord upon termination of the Lease.

25) Only trucks or similar material handling equipment with soft rubber wheels and side guards will be allowed in the Project. No other vehicle of any kind will be brought in by the Tenants or kept in its premises.

26) Cooking by any method other than a microwave is prohibited. Brewing coffee, tea, hot chocolate and similar beverages is provided: (a) Underwriter's laboratory approved equipment are used for brewing beverages; (b) Applicable Federal, State and City laws, codes, ordinances, rules and regulations are followed.

27) Only telephone company technicians authorized by Project management may enter and work in any telephone room. Tenants who hire a telephone company to work in the Project are responsible for notifying the company to instruct their technicians to obtain authority from Project management to enter telephone rooms and other parts of the Project.

28) Packages, messages, mail, etc., must be delivered direct to Tenant suites. Project management will not receive or accept them for Tenants.

29) Tenants shall store their trash and garbage in their premises in receptacles which facilitate disposal methods in the City of Costa Mesa. Boxes, receptacles, etc., which are used in moving Tenants in the Project will be removed from the Project by the moving company or Tenant will absorb the cost of removal. Disposal cost of excessive trash or garbage beyond the normal and ordinary garbage of an office facility will be the cost of the Tenant.

30) Tenant shall not place a load upon any floor of the Premises exceeding 50lbs., of live load per square foot. Tenant will pay the fees of the structural engineer of the Project if structural engineering advice is necessary in planning the positioning of heavy loads. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in setting sufficient to absorb and prevent vibration, noise and annoyance. Safes and other heavy equipment, the weight of which will not constitute a hazard or damage the Project or its equipment, shall be moved into, from or about the Project only during such hours and in such manner as shall be prescribed by Landlord.


31) The Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for safety, protection, care and good order therein, and in protection and comfort of its Tenants, their agents, employees and invitees, including, but not limited to rules and regulations regarding hours of access to the Project, which rules when made and notice thereof given to a Tenant shall be binding upon him in like manner as if originally herein prescribed. In the event of any conflict, inconsistency or other difference between the terms and provisions of these rules and regulations and any lease now or hereafter in effect between Landlord and any Tenant in the Project, Landlord shall have the right to rely on the terms or provision in either such lease or such Rules and Regulations which is most restrictive on such Tenant and most favorable to Landlord.

32) Landlord desires to maintain high standards of environment, comfort, and convenience for its Tenants. It will be appreciated if any undesirable conditions or lack or courtesy or attention by its employees is reported directly to Landlord.

                                    EXHIBIT "B"

                             CONDOMINIUM/SUBLEASE RIDER

EXHIBIT to that Lease dated July 24, 1998 between SOUTHERN CALIFORNIA SUNBELT DEVELOPERS, INC., ("Landlord"), and GENESIS INTERMEDIA, INC., a Florida corporation; and GENESIS MEDIA GROUP, INC., a Florida corporation ("Tenant") for the premises at 3151 Airway Avenue, Suite T-3, Costa Mesa, California 92626, consisting of approximately 2,503 rentable square feet.

                                      RECITALS

A. Premises is a condominium which is a part of that certain condominium project known as Executive Guild - Costa Mesa Business Park - Phase II (the "Project").

B. The real property upon which the Project is constructed was owned by The Irvine Company, a Michigan Corporation, and is now assigned to the Corporation of the Presiding Bishop of the Latter Day Saints and had been leased to Shearson American Express Mortgage Corporation ("Shearson") and is now assigned to GE Capital under that certain unrecorded Ground Lease, dated March 1, 1981, between the Irvine Company, as lessor and Shearson as lessee; a Memorandum of which was recorded on April 16, 1981, in Book 14022, Pages 858 to 860 of Official Records of Orange County, California (said Ground Lease and the recorded Memorandum are hereinafter collectively referred to as the "Ground Lease"). Landlord is a subtenant of GE Capital Corporation as assignee under that certain Sublease dated October 1984 (the "Shearson Lease").


C. There has been recorded upon the Project that certain Declaration of Restrictions, which was recorded on June 8, 1981, in book 14091, Pages 437, ET SEQ., of Official Records of Orange County, California ("the Declaration of Restrictions"); and the Declaration of Annexation, which was recorded on June 17, 1983, as Instrument No. 83-024927 of Official Records of said County, and Amendment there to recorded on February 14, 1983, as Instrument No. 83-070391 of Official Records of said County (collectively the "Declaration of Annexation, as amended").

       Accordingly, Landlord and Tenant agree as follows:
       1. This Lease is a sublease and is subject and subordinate to the terms and provisions of the Ground Lease, the Shearson Lease, the Declaration of Restrictions, the Declaration of Annexation, and the Association Management Documents. The rights of Tenant to use, occupy and posses the Premises are subject to Landlord's right to use, occupy, and possess the Premises as set forth in the Ground Lease, the Shearson Lease, the Declaration of Restrictions, the Declaration of Annexation and the Association Management Documents.

       2. Tenant agrees to comply with all applicable provisions of the Ground Lease, the Shearson Lease, the Declaration of Restrictions, the Declaration of Annexation, and the Association Management Documents. Tenants shall neither suffer nor permit any breach of the terms and provisions of the Ground Lease, the Shearson Lease, the Declaration of Restrictions, the Declaration of Annexation, or the Association Management Documents; any breach of or default under such terms and provisions shall represent a material default under this lease.

       3. Although care has been taken so that terms and provisions of the Lease, and Tenant's rights hereunder, are not in conflict under the terms and provisions of the Ground Lease, the Shearson Lease, the Declaration of Restrictions, the Declaration of Annexation and/or the Association Management Documents, to the extent that Landlord subsequently determines that any duty of Landlords under this lease would require acts or omissions by Landlord which would result in a breach of a term or provision of the Ground Lease, the Shearson Lease, the Declaration of Restrictions, the Declaration of Annexations and/or Association Management Documents, Landlord shall be excused from performance of any duty under this lease.

       4. Landlord agrees to use its best efforts to maintain the Ground Lease and the Shearson Lease in full force and effect during the entire Term of this Lease; provided, however, that if the Ground Lease or the Shearson Lease shall for any reason whatsoever terminate prior to its entire Term, this Lease shall concurrently terminate.

       5. In the event that Landlord is in default under the terms or provisions of the Ground Lease, the Shearson Lease, Declaration of Restrictions, Declaration of Annexation and/or the Association Management Documents by reason of the existence or non-existence of any particular term of provision of this Lease (but not by reason of any act or omission taken under, or in violation of, any particular term or provision of this Lease), then in that event Landlord and Tenant agree that they shall execute an amendment to this Lease to cause the deletion or addition of such particular term or condition as may be required under the terms of the Ground Lease; provided, however, that Tenant may terminate this Lease if any amendment would materially increase the obligations of Tenant hereunder (for such purposes and without limitation of the materiality standard, any amendment which would increase Tenant's cost of occupying the premises more than One Thousand Dollars ($1,000.00) in any one (1) year or which would deny Tenant the substantial use and enjoyment of the Premises shall be deemed material.

       6. The "Premises", as it pertains to this Lease, shall include a non-exclusive right to use the common area of the Project, such as landscaping and driveways, in accordance with the Ground Lease, the Shearson Lease, the Declaration of Restrictions, the Declaration of Annexation and the Association Management Documents.

Landlord:

SOUTHERN CALIFORNIA SUNBELT DEVELOPERS,
INC., JWA


By:       /S/ Dan W. Baer                    Date:     July 28, 1998
   ----------------------------------             ---------------------------
     Dan W. Baer, President


Tenant:

GENESIS INTERMEDIA, INC.,
a Florida corporation


By:       /S/Sam Hassabo                     Date:     July 24, 1998
   ----------------------------------             ---------------------------
     Sam Hassabo, President



By:       /S/Ramy El-Batrawi                 Date:     August 13, 1998
   ----------------------------------             ---------------------------
     Ramy El-Batrawi, Secretary


GENESIS MEDIA GROUP, INC.,
a Florida corporation


By:       /S/Douglas E. Jacobson             Date:     July 24, 1998
   ----------------------------------             ---------------------------
     Douglas E. Jacobson, CFO


By:       /S/Ramy El-Batrawi                 Date:     August 13, 1998
   ----------------------------------             ---------------------------
     Ramy El-Batrawi, President and CEO

                                    EXHIBIT "E"
                                TENANT IMPROVEMENTS
                             GENESIS INTERMEDIA, INC.,
                             a Florida Corporation; and
                            SAM HASSABO, an Individual
                                     Suite T-3

The following Tenant improvements to be provided to Tenant by the Landlord, at Landlord's sole cost and expense.

     1. Air conditioning ducts are to be THOROUGHLY CLEANED by a professional air conditioning service, of Landlord's selection, including vacuuming (removal of dust and debris in ducts) and repainting of exterior visible vents. Such cleaning shall be performed prior to painting and carpeting;

     2.   Remove the interior window which separates the two front offices;

     3. Interior office painting, all in white (Swiss Coffee) including interior window trimmings, and closets, repair cupboards, replace hinges; fill and paint all holes and nail/screw marks;

     4.   Replace carpeting as per selected swatch presented (Mountain Dove
          Grey) and based board black trim;

     5.   Entryway parquet flooring to be rebuffed and polished;

     6. Repair gap in front door with weather stripping to obtain tight closure of said doors;

     7. Refinish bathroom and kitchen countertops to match the suite's general decor;

     8.   All blinds to be thoroughly cleaned or replaced if unable to clean;

     9.   Sky light blinds to be replaced as they are sun damaged;

     10. Replace all stained and broken ceiling tiles, including those which contain screws, hooks or any other hardware;

     11.  Replace all light switch plates with new plates;

     12.  Replace bathroom faucet knobs;

     13.  Replace toilet seats in both bathrooms.

All of the above "Tenant improvements" will be provided by Landlord at the Landlord's sole cost and expense. Any ADDITIONAL improvements, not currently anticipated or listed above, requested by Tenant, either prior to or subsequent to Tenant's occupancy, shall be at the Tenant's sole cost and expense. Additionally, any further Tenant improvements, even if provided by and/or paid by Tenant, must receive prior approval by Landlord, which will not be unreasonably withheld.


                                          5